Exhibit 32.2
Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with Starwood Property Trust, Inc.’s (the “Company”) Annual Report on Form 10-K for the period ended December 31, 2022 (the “Report”), I, Rina Paniry, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2023	/s/ RINA PANIRY
Rina Paniry
Chief Financial Officer